Jensen Quality Growth Fund Schedule of Investments

February 29, 2020 (Unaudited) (showing percentage of total net assets)

Shares			Value
	COMMON STOCKS - 97.06%
	Aerospace & Defense - 5.73%
3,371,000	United Technologies Corporation		$440,218,890
	Air Freight & Logistics - 2.89%
2,455,000	United Parcel Service, Inc. - Class B		222,152,950
	Beverages - 6.89%
4,006,000	PepsiCo, Inc.		528,912,180
	Chemicals - 1.00%
424,000	Ecolab, Inc.		76,510,800
	Electrical Equipment - 2.00%
2,394,000	Emerson Electric Company		153,479,340
	Electronic Equipment, Instruments & Components - 0.68%
567,000	Amphenol Corporation. - Class A		51,982,560
	Food Products - 3.05%
4,774,000	General Mills, Inc.		233,926,000
	Health Care Equipment & Supplies - 9.33%
2,111,000	Becton Dickinson & Company		502,038,020
1,122,000	Stryker Corporation		213,841,980
			715,880,000
	Health Care Providers & Services - 4.23%
1,275,000	UnitedHealth Group, Inc.		325,074,000
	Household Products - 0.68%
458,000	The Procter & Gamble Company		51,859,340
	Industrial Conglomerates - 5.20%
2,674,600	3M Company		399,157,304
	Interactive Media & Services - 5.39%
309,000	Alphabet, Inc. - Class A (a)		413,828,250
	IT Services - 11.01%
1,683,000	Accenture PLC - Class A (b)		303,932,970
1,578,000	Broadridge Financial Solutions, Inc.		164,680,080
3,935,000	Cognizant Technology Solutions Corporation - Class A		239,759,550
472,000	Mastercard, Inc. - Class A		136,998,000
			845,370,600
	Media - 2.57%	.
2,843,000	Omnicom Group, Inc.		196,963,040

	Pharmaceuticals - 9.25%
3,366,000	Johnson & Johnson	452,659,680
7,699,000	Pfizer, Inc.	257,300,580
		709,960,260
	Semiconductors & Semiconductor Equipment - 1.67%
1,124,000	Texas Instruments, Inc.	128,293,360
	Software - 13.36%
827,000	Intuit, Inc.	219,857,950
3,372,000	Microsoft Corporation	546,297,720
5,245,000	Oracle Corporation	259,417,700
		1,025,573,370
	Specialty Retail - 1.57%
2,014,600	The TJX Companies, Inc.	120,473,080
	Technology Hardware, Storage & Peripherals - 4.34%
1,219,000	Apple, Inc.	333,225,840
	Textiles, Apparel & Luxury Goods - 6.22%
3,046,000	NIKE, Inc. - Class B	272,251,480
2,847,000	VF Corporation.	204,984,000
		477,235,480
	Total Common Stocks (Cost $4,879,222,833)	7,450,076,644
	Short-Term Investment - 2.93%
	Money Market Fund- 2.93%
225,151,687	First American Treasury Obligations Fund - Class X, 1.492% (c)	225,151,687
	Total Short-Term Investment (Cost $225,151,687)	225,151,687
	Total Investments (Cost $5,104,374,520) - 99.99%	7,675,228,331
	Other Assets in Excess of Liabilities - 0.01%	939,707
	TOTAL NET ASSETS - 100.00%	$7,676,168,038

Percentages are stated as a percent of net assets.

(a)Non-income producing security.

(b)Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 3.96% as a percentage of net assets.

(c)Variable rate security. Rate listed is the 7-day effective yield as of February 29, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying footnotes are an integral part of the Financial Statements.

Notes to Schedule of Investments

February 29, 2020 (Unaudited)

Jensen Quality Growth Fund

Fair Value Measurement

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3 - Inputs that are unobservable (including the Fund's own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted marke prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of February 29, 2020, to value the Fund's investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stocks*	$7,450,076,644	$7,450,076,644	$-	$-
Total Money Market Fund	225,151,687	225,151,687	-	-
Total Investments	$7,675,228,331	$7,675,228,331	$-	$-

* For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended February 29, 2020 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting period.